Exhibit 8.1

LIST OF SUBSIDIARIES AND ASSOCIATED COMPANIES

of Siemens worldwide prepared pursuant to Section 313 para. 2 of the German Commercial Code

September 30, 2013
Subsidiaries

Germany (126 companies)
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
Anlagen- und Rohrleitungsbau Ratingen GmbH, Ratingen
AS AUDIO-SERVICE Gesellschaft mit beschränkter Haftung, Herford
Atecs Mannesmann GmbH, Erlangen
Berliner Vermögensverwaltung GmbH, Berlin
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG i.L., Grünwald
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
DA Creative GmbH, Munich
Dade Behring Beteiligungs GmbH, Eschborn
Dade Behring Grundstücks GmbH, Marburg
EDI—USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
EDI—USS Verwaltungsgesellschaft mbH, Munich
evosoft GmbH, Nuremberg
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
IBS Aktiengesellschaft excellence, collaboration, manufacturing, Höhr-Grenzhausen
IBS Business Consulting GmbH, Höhr-Grenzhausen
IBS SINIC GmbH, Neu-Anspach
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG i.L., Grünwald
ILLIT Grundstücksverwaltungs-Management GmbH, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Grünwald
Jawa Power Holding GmbH, Erlangen
KompTime GmbH, Munich
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
LMS Deutschland GmbH, Kaiserslautern
Mannesmann Demag Krauss-Maffei GmbH, Munich
Mechanik Center Erlangen GmbH, Erlangen
messMa GmbH, Irxleben
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Grünwald
Partikeltherapiezentrum Kiel Holding GmbH, Erlangen
PETscape GmbH, Erlangen
Project Ventures Butendiek Holding GmbH, Erlangen
Projektbau-Arena-Berlin GmbH, Grünwald
R & S Restaurant Services GmbH, Munich
REMECH Systemtechnik GmbH, Kamsdorf
RHG Vermögensverwaltung GmbH, Berlin
RISICOM Rückversicherung AG, Grünwald
Samtech Deutschland GmbH, Hamburg
SeaRenergy Offshore Projects GmbH & Cie. KG, Hamburg
Siemens Audiologische Technik GmbH, Erlangen
Siemens Bank GmbH, Munich

September 30, 2013
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Beteiligungen USA GmbH, Berlin
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Convergence Creators GmbH & Co. KG, Hamburg
Siemens Convergence Creators Management GmbH, Hamburg
Siemens Energy Automation GmbH, Erlangen
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fonds Invest GmbH, Munich
Siemens Fuel Gasification Technology GmbH & Co. KG, Freiberg
Siemens Fuel Gasification Technology Verwaltungs GmbH, Freiberg
Siemens Global Innovation Partners Management GmbH, Munich
Siemens Grundstücksmanagement GmbH & Co. OHG, Grünwald
Siemens Gusstechnik GmbH, Chemnitz
Siemens Healthcare Diagnostics GmbH, Eschborn
Siemens Healthcare Diagnostics Holding GmbH, Eschborn
Siemens Healthcare Diagnostics Products GmbH, Marburg
Siemens Immobilien Chemnitz-Voerde GmbH, Grünwald
Siemens Industriegetriebe GmbH, Penig
Siemens Industriepark Karlsruhe GmbH & Co. KG, Grünwald
Siemens Industry Automation Holding AG, Munich
Siemens Industry Software GmbH & Co. KG, Cologne
Siemens Industry Software Management GmbH, Cologne
Siemens Insulation Center GmbH & Co. KG, Zwönitz
Siemens Insulation Center Verwaltungs-GmbH, Zwönitz
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Novel Businesses GmbH, Munich
Siemens Postal, Parcel & Airport Logistics GmbH & Co. KG, Constance
Siemens Postal, Parcel & Airport Logistics Verwaltungs GmbH, Constance
Siemens Power Control GmbH, Langen
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Grünwald
Siemens Real Estate Management GmbH, Grünwald
Siemens Spezial-Investmentaktiengesellschaft mit TGV, Munich
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Berlin Verwaltungs GmbH, Grünwald
Siemens Technopark Mülheim GmbH & Co. KG, Grünwald
Siemens Technopark Mülheim Verwaltungs GmbH, Grünwald
Siemens Technopark Nürnberg GmbH & Co. KG, Grünwald
Siemens Technopark Nürnberg Verwaltungs GmbH, Grünwald
Siemens Treasury GmbH, Munich
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens Venture Capital GmbH, Munich
Siemens Water Technologies GmbH, Günzburg
Siemens Wind Power GmbH, Hamburg
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH & Co. KG, Munich
SIM 2. Grundstücks-GmbH & Co. KG, Grünwald

September 30, 2013
SIMAR Nordost Grundstücks-GmbH, Grünwald
SIMAR Nordwest Grundstücks-GmbH, Grünwald
SIMAR Ost Grundstücks-GmbH, Grünwald
SIMAR Süd Grundstücks-GmbH, Grünwald
SIMAR West Grundstücks-GmbH, Grünwald
SIMOS Real Estate GmbH, Munich
SKAG Fonds C1, Munich
SKAG Fonds S7, Munich
SKAG Fonds S8, Munich
SKAG Principals, Munich
Sky Eye Transportation Systems GmbH i.L., Braunschweig
Steinmüller Engineering GmbH, Gummersbach
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH, Erlangen
Technopark Berlin Wohlrabedamm GmbH, Grünwald
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
TLT-Turbo GmbH, Zweibrücken
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
Verwaltung SeaRenergy Offshore Projects GmbH, Hamburg
VIB Verkehrsinformationsagentur Bayern GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin
VR-LEASING IKANA GmbH & Co. Immobilien KG, Eschborn
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Weiss Spindeltechnologie GmbH, Schweinfurt

Europe, Commonwealth of Independent States (C.I.S.), Africa, Middle East (without Germany) (277 companies)
ESTEL Rail Automation SPA, Algiers / Algeria
Siemens Spa, Algiers / Algeria
Siemens S.A., Luanda / Angola
ComBuild Kommunikations & Gebäudetechnologie GmbH, Vienna / Austria
ETM professional control GmbH, Eisenstadt / Austria
Hochquellstrom-Vertriebs GmbH, Vienna / Austria
IBS Engineering Consulting Software GmbH in Liqu., Linz / Austria
ITH icoserve technology for healthcare GmbH, Innsbruck / Austria
KDAG Beteiligungen GmbH, Vienna / Austria
Landis & Staefa (Österreich) GmbH, Vienna / Austria
Landis & Staefa GmbH, Vienna / Austria
Saudi VOEST-ALPINE GmbH, Linz / Austria
Siemens Aktiengesellschaft Österreich, Vienna / Austria
Siemens Convergence Creators GmbH, Eisenstadt / Austria
Siemens Convergence Creators GmbH, Vienna / Austria
Siemens Convergence Creators Holding GmbH, Vienna / Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna / Austria
Siemens Healthcare Diagnostics GmbH, Vienna / Austria
Siemens Industry Software GmbH, Linz / Austria
Siemens Konzernbeteiligungen GmbH, Vienna / Austria
Siemens Liegenschaftsverwaltung GmbH, Vienna / Austria
Siemens Personaldienstleistungen GmbH, Vienna / Austria
Siemens Urban Rail Technologies Holding GmbH, Vienna / Austria
Siemens VAI Metals Technologies GmbH, Linz / Austria

September 30, 2013
Steiermärkische Medizinarchiv GesmbH, Graz / Austria
Trench Austria GmbH, Leonding / Austria
URT Urban Rail Technologies Holding GmbH, Vienna / Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna / Austria
Siemens W.L.L., Manama / Bahrain
Leuven Measurement & Systems Belgium BVBA, Leuven / Belgium
LMS Engineering NV, Leuven / Belgium
LMS International NV, Leuven / Belgium
LMS Numerical Technologies NV, Leuven / Belgium
Oktopus S.A./N.V., Brussels / Belgium
Samtech SA, Angleur / Belgium
Siemens Healthcare Diagnostics SA, Brussels / Belgium
Siemens Industry Software NV, Anderlecht / Belgium
Siemens Product Lifecycle Management Software II (BE) BVBA, Anderlecht / Belgium
Siemens S.A./N.V., Anderlecht / Belgium
Siemens d.o.o., Banja Luka / Bosnia and Herzegovina
Siemens d.o.o. Sarajevo, Sarajevo / Bosnia and Herzegovina
Siemens Pty. Ltd., Gaborone / Botswana
Siemens EOOD, Sofia / Bulgaria
Koncar Power Transformers d.o.o., Zagreb / Croatia
Siemens Convergence Creators d.o.o., Zagreb / Croatia
Siemens d.d., Zagreb / Croatia
J. N. Kelly Security Holding Limited, Larnaka / Cyprus
Kintec Cyprus Ltd, Larnaka / Cyprus
OEZ s.r.o., Letohrad / Czech Republic
Siemens Audiologická Technika s.r.o., Prague / Czech Republic
Siemens Convergence Creators, s.r.o., Prague / Czech Republic
Siemens Electric Machines s.r.o., Drasov / Czech Republic
Siemens Industry Software, s.r.o., Prague / Czech Republic
Siemens, s.r.o., Prague / Czech Republic
Siemens A/S, Ballerup / Denmark
Siemens Healthcare Diagnostics ApS, Ballerup / Denmark
Siemens Höreapparater A/S, Copenhagen / Denmark
Siemens Industry Software A/S, Allerød / Denmark
Siemens Wind Power A/S, Brande / Denmark
NEM Energy Egypt LLC, Alexandria / Egypt
Siemens Healthcare Diagnostics S.A.E, Cairo / Egypt
Siemens Ltd. for Trading, Cairo / Egypt
Siemens Technologies S.A.E., Cairo / Egypt
Siemens Healthcare Diagnostics OY, Espoo / Finland
Siemens Osakeyhtiö, Espoo / Finland
Flender-Graffenstaden SAS, Illkirch-Graffenstaden / France
LMS France S.A.R.L, Paris / France
LMS Imagine, Roanne / France
PETNET Solutions SAS, Saint-Denis / France
Preactor Europe SAS, Dardilly / France
Samtech France SA, Massy / France
Siemens Audiologie S.A.S., Saint-Denis / France
Siemens Financial Services SAS, Saint-Denis / France
Siemens France Holding, Saint-Denis / France
Siemens Healthcare Diagnostics S.A.S., Saint-Denis / France
Siemens Industry Software SAS, Vélizy-Villacoublay / France
Siemens Lease Services SAS, Saint-Denis / France

September 30, 2013
Siemens S.A.S., Saint-Denis / France
Siemens Transmission & Distribution SAS, Grenoble / France
Siemens VAI Metals Technologies SAS, Savigneux / France
Trench France S.A.S., Saint-Louis / France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar / Gibraltar
Broadcastle Finance Limited, Stoke Poges, Buckinghamshire / Great Britain
Broadcastle Ltd., Stoke Poges, Buckinghamshire / Great Britain
Electrium Sales Limited, Frimley, Surrey / Great Britain
eMeter International Limited, Frimley, Surrey / Great Britain
GyM Renewables Limited, Frimley, Surrey / Great Britain
GyM Renewables ONE Limited, Frimley, Surrey / Great Britain
Leuven Measurements & Systems UK Limited, Frimley, Surrey / Great Britain
Marine Current Turbines Limited, Frimley, Surrey / Great Britain
Preactor International Limited, Chippenham, Wiltshire / Great Britain
Project Ventures Rail Investments I Limited, Frimley, Surrey / Great Britain
Samtech UK Limited, Frimley, Surrey / Great Britain
SBS Pension Funding (Scotland) Limited Partnership, Edinburgh / Great Britain
Sea Generation (Brough Ness) Limited, Frimley, Surrey / Great Britain
Sea Generation (Kyle Rhea) Limited, Frimley, Surrey / Great Britain
Sea Generation (Wales) Ltd., Frimley, Surrey / Great Britain
Sea Generation Limited, Frimley, Surrey / Great Britain
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire / Great Britain
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire / Great Britain
Siemens Healthcare Diagnostics Ltd., Frimley, Surrey / Great Britain
Siemens Healthcare Diagnostics Manufacturing Ltd, Frimley, Surrey / Great Britain
Siemens Healthcare Diagnostics Products Ltd, Frimley, Surrey / Great Britain
Siemens Hearing Instruments Ltd., Crawley, Sussex / Great Britain
Siemens Holdings plc, Frimley, Surrey / Great Britain
Siemens Industrial Turbomachinery Ltd., Frimley, Surrey / Great Britain
Siemens Industry Software Limited, Frimley, Surrey / Great Britain
Siemens Pension Funding (General) Limited, Frimley, Surrey / Great Britain
Siemens Pension Funding (Scotland) Limited, Edinburgh / Great Britain
Siemens Pension Funding Limited, Frimley, Surrey / Great Britain
Siemens plc, Frimley, Surrey / Great Britain
Siemens Postal, Parcel & Airport Logistics Limited, Frimley, Surrey / Great Britain
Siemens Protection Devices Limited, Frimley, Surrey / Great Britain
Siemens Rail Automation Holdings Limited, Frimley, Surrey / Great Britain
Siemens Rail Automation Limited, Frimley, Surrey / Great Britain
Siemens Rail Systems Project Holdings Limited, Frimley, Surrey / Great Britain
Siemens Rail Systems Project Limited, Frimley, Surrey / Great Britain
Siemens Real Estate Ltd., Frimley, Surrey / Great Britain
Siemens Transmission & Distribution Limited, Frimley, Surrey / Great Britain
Siemens VAI Metals Technologies Limited, Frimley, Surrey / Great Britain
Siemens Water Technologies Limited, Frimley, Surrey / Great Britain
The Preactor Group Limited, Chippenham, Wiltshire / Great Britain
Tronic Ltd., Frimley, Surrey / Great Britain
VA TECH (UK) Ltd., Frimley, Surrey / Great Britain
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey / Great Britain
VA TECH T & D UK Ltd., Frimley, Surrey / Great Britain
VTW Anlagen UK Ltd., Banbury, Oxfordshire / Great Britain
Kintec A.E., Athens / Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens / Greece
Siemens Healthcare Diagnostics ABEE, Athens / Greece

September 30, 2013
evosoft Hungary Szamitastechnikai Kft., Budapest / Hungary
Siemens Audiológiai Technika Kereskedelmi és Szolgáltató Korlátolt Felelösségü Társaság, Budapest / Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest / Hungary
Siemens Zrt., Budapest / Hungary
Siemens Sherkate Sahami (Khass), Teheran / Iran
Europlex Technologies (Ireland) Limited, Dublin / Ireland
iMetrex Technologies Limited, Dublin / Ireland
Siemens Limited, Dublin / Ireland
Robcad Limited, Airport City / Israel
RuggedCom Ltd., Herzliya / Israel
Siemens Concentrated Solar Power Ltd., Beit Shemesh / Israel
Siemens Industry Software Ltd., Airport City / Israel
Siemens Israel Ltd., Tel Aviv / Israel
Siemens Product Lifecycle Management Software 2 (IL) Ltd., Airport City / Israel
UGS Israeli Holdings (Israel) Ltd., Airport City / Israel
HV-Turbo Italia S.r.l., Mornago / Italy
LMS Italiana S.r.l., Turin / Italy
Samtech Italiana S.r.l., Milan / Italy
Siemens Healthcare Diagnostics S.r.l., Milan / Italy
Siemens Hearing Instruments Italy S.r.l., Milan / Italy
Siemens Industry Software S.r.l, Milan / Italy
Siemens Renting S.p.A. in Liquidazione, Milan / Italy
Siemens S.p.A., Milan / Italy
Siemens Transformers S.p.A., Trento / Italy
Trench Italia S.r.l., Savona / Italy
TurboCare S.p.A., Turin / Italy
Turboservice Torino S.p.A., Turin / Italy
Siemens TOO, Almaty / Kazakhstan
Siemens Kenya Ltd., Nairobi / Kenya
Siemens Electrical & Electronic Services K.S.C.C., Kuwait City / Kuwait
Tecnomatix Technologies SARL, Luxembourg / Luxembourg
TFM International S.A. i.L., Luxembourg / Luxembourg
Siemens d.o.o. Podgorica, Podgorica / Montenegro
SCIENTIFIC MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca / Morocco
Siemens Plant Operations Tahaddart SARL, Tanger / Morocco
Siemens S.A., Casablanca / Morocco
Siemens Lda., Maputo / Mozambique
Siemens Pty. Ltd., Windhoek / Namibia
LMS Instruments BV, Breda / Netherlands
NEM Energy B.V., Leiden / Netherlands
NEM Energy Holding B.V., The Hague / Netherlands
Siemens Audiologie Techniek B.V., The Hague / Netherlands
Siemens Diagnostics Holding II B.V., The Hague / Netherlands
Siemens Finance B.V., The Hague / Netherlands
Siemens Financieringsmaatschappij N.V., The Hague / Netherlands
Siemens Gas Turbine Technologies Holding B.V., The Hague / Netherlands
Siemens Healthcare Diagnostics B.V., Amersfoort / Netherlands
Siemens Industry Software B.V., s-Hertogenbosch / Netherlands
Siemens International Holding B.V., The Hague / Netherlands
Siemens Medical Solutions Diagnostics Holding I B.V., The Hague / Netherlands
Siemens Nederland N.V., The Hague / Netherlands
Siemens Train Technologies Holding B.V., The Hague / Netherlands
TurboCare B.V., Hengelo / Netherlands

September 30, 2013
Siemens Ltd., Lagos / Nigeria
Siemens AS, Oslo / Norway
Siemens Healthcare Diagnostics AS, Oslo / Norway
Siemens Höreapparater AS, Oslo / Norway
Siemens L.L.C., Muscat / Oman
Siemens Pakistan Engineering Co. Ltd., Karachi / Pakistan
Audio SAT Sp. z o.o., Poznan / Poland
Siemens Finance Sp. z o.o., Warsaw / Poland
Siemens Industry Software Sp. z o.o., Warsaw / Poland
Siemens Sp. z o.o., Warsaw / Poland
TurboCare Poland Spólka Akcyjna, Lubliniec / Poland
TurboCare Sp. z o.o., Wroclaw / Poland
Siemens Healthcare Diagnostics, Unipessoal Lda., Amadora / Portugal
Siemens S.A., Amadora / Portugal
Siemens W.L.L., Doha / Qatar
LMS Romania S.R.L., Brasov / Romania
SIEMENS (AUSTRIA) PROIECT SPITAL COLTEA SRL, Bucharest / Romania
Siemens Convergence Creators S.R.L., Brasov / Romania
Siemens S.R.L., Bucharest / Romania
SIMEA SIBIU S.R.L., Sibiu / Romania
OOO Advanced Urban Rail Systems, Moscow / Russian Federation
OOO Legion II, Moscow / Russian Federation
OOO Legion T2, Moscow / Russian Federation
OOO Russian Turbo Machinery, Perm / Russian Federation
OOO Siemens, Moscow / Russian Federation
OOO Siemens Elektroprivod, St. Petersburg / Russian Federation
OOO Siemens Gas Turbine Technologies, Novoe Devyatkino / Russian Federation
OOO Siemens High Voltage Products, Ufimsky District / Russian Federation
OOO Siemens Industry Software, Moscow / Russian Federation
OOO Siemens Train Technologies, Verkhnyaya Pyshma / Russian Federation
OOO Siemens Transformers, Voronezh / Russian Federation
OOO Siemens Urban Rail Technologies, Moscow / Russian Federation
Siemens Finance LLC, Vladivostok / Russian Federation
Siemens Research Center Limited Liability Company, Moscow / Russian Federation
Arabia Electric Ltd. (Equipment), Jeddah / Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riyadh / Saudi Arabia
Siemens Ltd., Jeddah / Saudi Arabia
VA TECH T & D Co. Ltd., Riyadh / Saudi Arabia
Westinghouse Saudi Arabia Ltd., Riyadh / Saudi Arabia
Siemens d.o.o. Beograd, Belgrade / Serbia
OEZ Slovakia, spol. s r.o., Bratislava / Slovakia
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava / Slovakia
Siemens Program and System Engineering s.r.o., Bratislava / Slovakia
Siemens s.r.o., Bratislava / Slovakia
SIPRIN s.r.o., Bratislava / Slovakia
Siemens d.o.o., Ljubljana / Slovenia
Dade Behring South Africa (Pty) Ltd, Randfontein / South Africa
Linacre Investments (Pty) Ltd., Kenilworth / South Africa
Marqott (Proprietory) Limited, Pretoria / South Africa
Marqott Holdings (Pty.) Ltd., Pretoria / South Africa
Siemens (Proprietary) Limited, Midrand / South Africa
Siemens Building Technologies (Pty) Ltd., Midrand / South Africa
Siemens Employee Share Ownership Trust, Johannesburg / South Africa

September 30, 2013
Siemens Healthcare Diagnostics (Pty.) Limited, Isando / South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg / South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg / South Africa
Fábrica Electrotécnica Josa, S.A., Barcelona / Spain
Petnet Soluciones, S.L., Sociedad Unipersonal, Madrid / Spain
Samtech Iberica Engineering & Software Services S.L., Barcelona / Spain
Siemens Fire & Security Products, S.A., Madrid / Spain
Siemens Healthcare Diagnostics S.L., Barcelona / Spain
Siemens Holding S.L., Madrid / Spain
Siemens Industry Software S.L., Barcelona / Spain
SIEMENS POSTAL, PARCEL & AIRPORT LOGISTICS, S.L. Sociedad Unipersonal, Madrid / Spain
Siemens Rail Automation Holding S.A., Madrid / Spain
Siemens Rail Automation S.A.U., Madrid / Spain
Siemens Renting S.A., Madrid / Spain
Siemens S.A., Madrid / Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid / Spain
Siemens AB, Upplands Väsby / Sweden
Siemens Financial Services AB, Stockholm / Sweden
Siemens Healthcare Diagnostics AB, Södertälje / Sweden
Siemens Industrial Turbomachinery AB, Finspong / Sweden
Siemens Industry Software AB, Kista / Sweden
Dade Behring Diagnostics AG, Düdingen / Switzerland
Huba Control AG, Würenlos / Switzerland
Siemens Audiologie AG, Adliswil / Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug / Switzerland
Siemens Healthcare Diagnostics AG, Zurich / Switzerland
Siemens Industry Software AG, Zurich / Switzerland
Siemens Postal & Parcel Logistics Technologies AG, Zurich / Switzerland
Siemens Power Holding AG, Zug / Switzerland
Siemens Schweiz AG, Zurich / Switzerland
Stadt/Land Immobilien AG, Zurich / Switzerland
Siemens Tanzania Ltd., Dar es Salaam / Tanzania
Siemens S.A., Tunis / Tunisia
Siemens Finansal Kiralama A.S., Istanbul / Turkey
Siemens Isitme Cihazlari Sanayi Ve Ticaret Anonim Sirketi, Istanbul / Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul / Turkey
100% foreign owned subsidiary “Siemens Ukraine”, Kiev / Ukraine
SD (Middle East) LLC, Dubai / United Arab Emirates
Siemens LLC, Abu Dhabi / United Arab Emirates
Siemens Middle East Limited, Masdar City / United Arab Emirates
Siemens Pvt. Ltd., Harare / Zimbabwe

Americas (106 companies)
Siemens IT Services S.A., Buenos Aires / Argentina
Siemens S.A., Buenos Aires / Argentina
VA TECH International Argentina SA, Buenos Aires / Argentina
Siemens Soluciones Tecnologicas S.A., Santa Cruz de la Sierra / Bolivia
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro / Brazil
Iriel Indústria Cómercio de Sistemas Eléctricos Ltda., Canoas / Brazil
LMS da América do Sul Servicos de Engenharia Ltda, São Paulo / Brazil
Siemens Aparelhos Auditivos Ltda., São Paulo / Brazil
Siemens Eletroeletronica Limitada, Manaus / Brazil
Siemens Healthcare Diagnósticos Ltda., São Paulo / Brazil

September 30, 2013
Siemens Industry Software Ltda., São Caetano do Sul / Brazil
Siemens Ltda., São Paulo / Brazil
Siemens Rail Automation Ltda. , São Paulo / Brazil
SIEMENS SERVIÇOS DE MONITORAMENTO ELETRÔNICO LTDA., São Paulo / Brazil
Siemens VAI Metals Services Ltda., Volta Redonda / Brazil
VAI—INGDESI Automation Ltda., Belo Horizonte / Brazil
Dade Behring Hong Kong Holdings Corporation, Tortola / British Virgin Islands
RuggedCom Inc., Ontario / Canada
Siemens Canada Ltd., Ontario / Canada
Siemens Financial Ltd., Oakville / Canada
Siemens Hearing Instruments Inc., Ontario / Canada
Siemens Industry Software Ltd., Ontario / Canada
Siemens Postal, Parcel & Airport Logistics Ltd., Oakville / Canada
Siemens Transformers Canada Inc., Trois-Rivières / Canada
Siemens Water Technologies Ltd., Oakville / Canada
Trench Ltd., Saint John / Canada
Turbocare Canada Ltd., Calgary / Canada
Wheelabrator Air Pollution Control (Canada) Inc., Ontario / Canada
Siemens Healthcare Diagnostics Manufacturing Limited, George Town / Cayman Islands
Siemens S.A., Santiago de Chile / Chile
Siemens Manufacturing S.A., Bogotá / Colombia
Siemens S.A., Costado Sur - Tenjo / Colombia
Siemens Healthcare Diagnostics S.A., San José / Costa Rica
Siemens S.A., San José / Costa Rica
Siemens, S.R.L., Santo Domingo / Dominican Republic
Siemens S.A., Quito / Ecuador
Siemens S.A., San Salvador / El Salvador
SIEMENS HEALTHCARE DIAGNOSTICS GUATEMALA, S.A., Guatemala / Guatemala
Siemens S.A., Guatemala / Guatemala
Siemens S.A., Tegucigalpa / Honduras
Dade Behring, S.A. de C.V., México, D.F. / Mexico
Grupo Siemens S.A. de C.V., México, D.F. / Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez / Mexico
Ingdesi S.A. de C.V., Monterrey / Mexico
Proyectos de Energia S.A. de C.V., México, D.F. / Mexico
Siemens Healthcare Diagnostics, S. de R.L. de C.V., México, D.F. / Mexico
Siemens Industry Software, SA de CV, Santa Fe / Mexico
Siemens Inmobiliaria S.A. de C.V., México, D.F. / Mexico
Siemens Innovaciones S.A. de C.V., México, D.F. / Mexico
Siemens Servicios S.A. de C.V., México, D.F. / Mexico
Siemens, S.A. de C.V., México, D.F. / Mexico
Siemens S.A., Managua / Nicaragua
Siemens Healthcare Diagnostics Panama, S.A, Panama City / Panama
Siemens S.A., Panama City / Panama
Siemens S.A.C., Lima / Peru
Siemens S.A., Montevideo / Uruguay
Siemens Telecomunicaciones S.A., Montevideo / Uruguay
Audiology Distribution, LLC, Wilmington, DE / USA
eMeter Corporation, Wilmington, DE / USA
FCE International, LLC, Huntingdon Valley, PA / USA
HearUSA IPA, Inc., New York, NY / USA
HearX West LLC, West Palm Beach, FL / USA
HearX West, Inc., Los Angeles, CA / USA

September 30, 2013
IBS America, Inc., Lexington, MA / USA
LMS North America, Inc., Wilmington, DE / USA
Mannesmann Corporation, New York, NY / USA
NEM USA Corp., Wilmington, DE / USA
Nimbus Technologies, LLC, Bingham Farms, MI / USA
P.E.T.NET Houston, LLC, Austin, TX / USA
Pace Global, LLC, Wilmington, DE / USA
PETNET Indiana LLC, Indianapolis, IN / USA
PETNET Solutions Cleveland, LLC, Wilmington, DE / USA
PETNET Solutions, Inc., Knoxville, TN / USA
Preactor North America Inc., Dallas, TX / USA
Siemens Capital Company LLC, Wilmington, DE / USA
Siemens Convergence Creators Corp., Wilmington, DE / USA
Siemens Corporation, Wilmington, DE / USA
Siemens Credit Warehouse, Inc., Wilmington, DE / USA
Siemens Demag Delaval Turbomachinery, Inc., Wilmington, DE / USA
Siemens Electrical, LLC, Wilmington, DE / USA
Siemens Energy, Inc., Wilmington, DE / USA
Siemens Financial Services, Inc., Wilmington, DE / USA
Siemens Financial, Inc., Wilmington, DE / USA
Siemens Fossil Services, Inc., Wilmington, DE / USA
Siemens Generation Services Company, Wilmington, DE / USA
Siemens Government Technologies, Inc., Wilmington, DE / USA
Siemens Healthcare Diagnostics Inc., Los Angeles, CA / USA
Siemens Hearing Instruments, Inc., Wilmington, DE / USA
Siemens Industry, Inc., Wilmington, DE / USA
Siemens Medical Solutions USA, Inc., Wilmington, DE / USA
Siemens Molecular Imaging, Inc., Wilmington, DE / USA
Siemens Postal, Parcel & Airport Logistics LLC, Wilmington, DE / USA
Siemens Power Generation Service Company, Ltd., Wilmington, DE / USA
Siemens Product Lifecycle Management Software Inc., Wilmington, DE / USA
Siemens Public, Inc., Wilmington, DE / USA
Siemens Rail Automation Carborne Systems Inc., Harrisburg, PA / USA
Siemens Rail Automation Corporation, Wilmington, DE / USA
Siemens Treated Water Outsourcing Corp., Wilmington, DE / USA
Siemens USA Holdings, Inc., Wilmington, DE / USA
Siemens Water Technologies LLC, Wilmington, DE / USA
SMI Holding LLC, Wilmington, DE / USA
TurboCare, Inc., Wilmington, DE / USA
Wheelabrator Air Pollution Control Inc., Baltimore, MD / USA
Winergy Drive Systems Corporation, Wilmington, DE / USA
Siemens Rail Automation, C.A., Caracas / Venezuela
Siemens S.A., Caracas / Venezuela

Asia, Australia (147 companies)
Australia Hospital Holding Pty Limited, Bayswater / Australia
Exemplar Health (NBH) 2 Pty Limited, Bayswater / Australia
Exemplar Health (NBH) Holdings 2 Pty Limited, Bayswater / Australia
Exemplar Health (NBH) Trust 2, Bayswater / Australia
Exemplar Health (SCUH) 3 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) 4 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) Holdings 3 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) Holdings 4 Pty Limited, Bayswater / Australia

September 30, 2013
Exemplar Health (SCUH) Trust 3, Bayswater / Australia
Exemplar Health (SCUH) Trust 4, Bayswater / Australia
Kaon Consulting Pty. Ltd., Loganholme QLD / Australia
Kaon Electric Pty. Ltd., Loganholme QLD / Australia
Kaon Holdings Pty. Ltd., Loganholme QLD / Australia
Memcor Australia Pty. Ltd., South Windsor / Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater / Australia
Siemens Ltd., Bayswater / Australia
Siemens Rail Automation Holding Pty. Ltd., Clayton / Australia
SIEMENS RAIL AUTOMATION INVESTMENT PTY. LTD., Clayton / Australia
SIEMENS RAIL AUTOMATION PTY. LTD., Clayton / Australia
Siemens Water Technologies Pty Ltd, Bayswater / Australia
Westinghouse McKenzie-Holland Pty Ltd, Clayton / Australia
Siemens Bangladesh Ltd., Dhaka / Bangladesh
Beijing Siemens Cerberus Electronics Ltd., Beijing / China
Chengdu KK&K Power Fan Co., Ltd., Chengdu / China
DPC (Tianjin) Co., Ltd., Tianjin / China
GIS Steel & Aluminum Products Co., Ltd. Hangzhou, Hangzhou / China
IBS Industrial Business Software (Shanghai), Ltd., Shanghai / China
LMS (Beijing) Technology Co. Ltd, Beijing / China
MWB (Shanghai) Co Ltd., Shanghai / China
Siemens Building Technologies (Tianjin) Ltd., Tianjin / China
Siemens Business Information Consulting Co.,Ltd, Beijing / China
Siemens Circuit Protection Systems Ltd., Shanghai / China
Siemens Eco-City Innovation Technologies (Tianjin) Co., Ltd., Tianjin / China
Siemens Electrical Apparatus Ltd., Suzhou / China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai / China
Siemens Electrical Drives Ltd., Tianjin / China
Siemens Factory Automation Engineering Ltd., Beijing / China
Siemens Finance and Leasing Ltd., Beijing / China
Siemens Financial Services Ltd., Beijing / China
Siemens Gas Turbine Parts Ltd., Shanghai / China
Siemens Healthcare Diagnostics (Shanghai) Co. Ltd., Shanghai / China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou / China
Siemens High Voltage Circuit Breaker Co., Ltd., Hangzhou / China
Siemens High Voltage Switchgear Co., Ltd. Shanghai, Shanghai / China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou / China
Siemens Industrial Automation Ltd., Shanghai, Shanghai / China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao / China
Siemens Industry Software (Shanghai) Co., Ltd., Shanghai / China
Siemens International Trading Ltd., Shanghai, Shanghai / China
Siemens Investment Consulting Co., Ltd., Beijing / China
Siemens Ltd., China, Beijing / China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai / China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin / China
Siemens Medical Solutions Diagnostics Ltd., Beijing / China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi / China
Siemens Numerical Control Ltd., Nanjing / China
Siemens PLM Software (Shenzhen) Limited, Shenzhen / China
Siemens Power Automation Ltd., Nanjing / China
Siemens Power Equipment Packages Co. Ltd., Shanghai, Shanghai / China
Siemens Power Plant Automation Ltd., Nanjing / China
Siemens Rail Automation Technical Consulting Services (Beijing) Co. Ltd., Beijing / China

September 30, 2013
Siemens Real Estate Management (Beijing) Ltd., Co., Beijing / China
Siemens Sensors & Communication Ltd., Dalian / China
Siemens Shanghai Medical Equipment Ltd., Shanghai / China
Siemens Shenzhen Magnetic Resonance Ltd., Shenzhen / China
Siemens Signalling Co. Ltd., Xi’an, Xian / China
Siemens Special Electrical Machines Co. Ltd., Changzhi / China
Siemens Standard Motors Ltd., Jiangsu, Yizheng / China
Siemens Surge Arresters Ltd., Wuxi / China
Siemens Switchgear Co. Ltd., Shanghai / China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing / China
Siemens Transformer (Guangzhou) Co., Ltd., Guangzhou / China
Siemens Transformer (Jinan) Company Ltd., Jinan / China
Siemens Transformer (Wuhan) Company Ltd., Wuhan City / China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang / China
Siemens VAI Metals Technologies Co., Ltd., Shanghai, Shanghai / China
Siemens Venture Capital Co., Ltd., Beijing / China
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin / China
Siemens Water Technologies Ltd., Beijing / China
Siemens Wind Power Blades (Shanghai) Co., Ltd., Shanghai / China
Siemens Wind Power Turbines (Shanghai) Co. Ltd., Shanghai / China
Siemens Wiring Accessories Shandong Ltd., Zibo / China
Siemens X-Ray Vacuum Technology Ltd., Wuxi / China
Smart Metering Solutions (Changsha) Co. Ltd., Changsha / China
Trench High Voltage Products Ltd., Shenyang, Shenyang / China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin / China
Yangtze Delta Manufacturing Co. Ltd., Hangzhou, Hangzhou / China
Asia Care Holding Limited, Hong Kong / Hong Kong
SAMTECH HK Ltd, Hong Kong / Hong Kong
Siemens Healthcare Diagnostics Limited, Hong Kong / Hong Kong
Siemens Industry Software Limited, Hong Kong / Hong Kong
Siemens Ltd., Hong Kong / Hong Kong
LMS India Engineering Solutions Pvt Ltd, Chennai / India
PETNET Radiopharmaceutical Solutions Pvt. Ltd., New Delhi / India
Powerplant Performance Improvement Ltd., New Delhi / India
Preactor Software India Private Limited, Bangalore / India
Siemens Convergence Creators Private Limited, Mumbai / India
Siemens Financial Services Private Limited, Mumbai / India
Siemens Hearing Instruments Pvt. Ltd., Bangalore / India
Siemens Industry Software (India) Private Limited, New Delhi / India
Siemens Ltd., Mumbai / India
Siemens Postal and Parcel Logistics Technologies Private Limited, Mumbai / India
Siemens Postal Parcel & Airport Logistics Private Limited, Mumbai / India
Siemens Rail Automation Pvt. Ltd., Bangalore / India
Siemens Technology and Services Private Limited, Mumbai / India
P.T. Siemens Indonesia, Jakarta / Indonesia
PT. Siemens Industrial Power, Kota Bandung / Indonesia
Siemens Hearing Instruments Batam, PT, Batam / Indonesia
Acrorad Co., Ltd., Okinawa / Japan
Best Sound K.K., Sagamihara / Japan
LMS Japan KK, Kanagawa / Japan
Siemens Healthcare Diagnostics K.K., Tokyo / Japan
Siemens Hearing Instruments K.K., Tokyo / Japan
Siemens Industry Software K.K., Tokyo / Japan

September 30, 2013
Siemens Japan Holding K.K., Tokyo / Japan
Siemens Japan K.K., Tokyo / Japan
Siemens Product Lifecycle Management Software II (JP) K.K., Tokyo / Japan
LMS Korea Co. Ltd, Seoul / Korea
Siemens Industry Software Ltd., Seoul / Korea
Siemens Ltd. Seoul, Seoul / Korea
Siemens PETNET Korea Co. Ltd., Seoul / Korea
HRSG Systems (Malaysia) SDN. BHD., Kuala Lumpur / Malaysia
Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur / Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya / Malaysia
Siemens Subsea Systems SDN. BHD, Kuala Lumpur / Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Petaling Jaya / Malaysia
Siemens Water Technologies SDN. BHD., Petaling Jaya / Malaysia
VA TECH Malaysia Sdn.Bhd., Kuala Lumpur / Malaysia
Siemens (N.Z.) Limited, Auckland / New Zealand
Dade Behring Diagnostics Philippines, Inc., Manila / Philippines
Siemens Power Operations, Inc., Manila / Philippines
Siemens, Inc., Manila / Philippines
PETNET Solutions Private Limited, Singapore / Singapore
RuggedCom Asia Pte. Ltd., Singapore / Singapore
Siemens Industry Software Pte. Ltd., Singapore / Singapore
Siemens Medical Instruments Pte. Ltd., Singapore / Singapore
Siemens Postal, Parcel & Airport Logistics PTE. LTD., Singapore / Singapore
Siemens Pte. Ltd., Singapore / Singapore
Siemens Rail Automation Pte. Ltd., Singapore / Singapore
Siemens Water Technologies Pte. Ltd., Singapore / Singapore
Siemens Industry Software (TW) Co., Ltd., Taipei / Taiwan
Siemens Ltd., Taipei / Taiwan
Siemens Limited, Bangkok / Thailand
Siemens Water Technologies Limited, Bangkok / Thailand
VA TECH Holding (Thailand) Co. Ltd., Bangkok / Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok / Thailand
Siemens Ltd., Ho Chi Minh City / Vietnam

Associated companies and joint ventures

Germany (30 companies)
Advanced Power AG und Siemens Project Ventures GmbH in GbR, Hamburg
ATS Projekt Grevenbroich GmbH, Schüttorf, Schüttorf
BELLIS GmbH, Braunschweig
BSH Bosch und Siemens Hausgeräte GmbH, Munich
BWI Informationstechnik GmbH, Meckenheim
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
EMIS Electrics GmbH, Lübbenau/Spreewald
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
HANSATON Akustik GmbH, Hamburg
IFTEC GmbH & Co. KG, Leipzig
Infineon Technologies Bipolar GmbH & Co. KG, Warstein
Infineon Technologies Bipolar Verwaltungs-GmbH, Warstein
Innovative Wind Concepts GmbH, Husum
LIB Verwaltungs-GmbH, Leipzig
Maschinenfabrik Reinhausen GmbH, Regensburg
MeVis BreastCare GmbH & Co. KG, Bremen
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen

September 30, 2013
OWP Butendiek GmbH & Co. KG, Bremen
Partikeltherapiezentrum Kiel GmbH & Co. KG, Kiel
Power Vermögensbeteiligungsgesellschaft mbH Die Erste, Hamburg
PTZ Partikeltherapiezentrum Kiel Management GmbH, Wiesbaden
Siemens Venture Capital Fund 1 GmbH, Munich
Siemens-Electrogeräte GmbH, Munich
SKAG Eurocash, Munich
SKAG Qualität & Dividende Europa, Munich
Symeo GmbH, Neubiberg
Transrapid International Verwaltungsgesellschaft mbH i.L., Berlin
Voith Hydro Holding GmbH & Co. KG, Heidenheim
Voith Hydro Holding Verwaltungs GmbH, Heidenheim
Wustermark Energie GKW Beteiligungs-GmbH, Hamburg

Europe, Commonwealth of Independent States (C.I.S.), Africa, Middle East (without Germany) (63 companies)
Arelion GmbH, Hagenberg im Mühlkreis / Austria
Aspern Smart City Research GmbH, Vienna / Austria
Aspern Smart City Research GmbH & Co KG, Vienna / Austria
E-Mobility Provider Austria GmbH, Vienna / Austria
E-Mobility Provider Austria GmbH & Co KG, Vienna / Austria
Oil and Gas ProServ LLC, Baku / Azerbaijan
Dils Energie NV, Brussels / Belgium
T-Power NV, Brussels / Belgium
Meomed s.r.o., Prerov / Czech Republic
A2SEA A/S, Fredericia / Denmark
Compagnie Electrique de Bretagne, S.A.S., Paris / France
TRIXELL S.A.S., Moirans / France
Breesea Limited, London / Great Britain
Cross London Trains Holdco 2 Limited, London / Great Britain
Gwynt y Mor Offshore Wind Farm Limited, Swindon, Wiltshire / Great Britain
Heron Wind Limited, London / Great Britain
Lincs Renewable Energy Holdings Limited, London / Great Britain
Njord Limited, London / Great Britain
Odos Imaging Ltd., Edinburgh / Great Britain
Optimus Wind Limited, London / Great Britain
Plessey Holdings Ltd., Frimley, Surrey / Great Britain
Pyreos Limited, Edinburgh / Great Britain
Sesmos Limited, Edinburgh / Great Britain
SMart Wind Limited, London / Great Britain
SMart Wind SPC 5 Limited, London / Great Britain
SMart Wind SPC 6 Limited, London / Great Britain
SMart Wind SPC 7 Limited, London / Great Britain
SMart Wind SPC 8 Limited, London / Great Britain
Unincorporated Joint Venture Gwynt y Mor, Swindon, Wiltshire / Great Britain
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vassiliko / Greece
Szeged Energia Zrt., Szeged / Hungary
Arava Power Company Ltd., D.N. Eilot / Israel
Global Sun Israel, L.P., D.N. Eilot / Israel
Metropolitan Transportation Solutions Ltd., Rosh HaAyin / Israel
Transfima GEIE, Turin / Italy
Transfima S.p.A., Milan / Italy
VAL 208 Torino GEIE, Milan / Italy
Temir Zhol Electrification LLP, Astana / Kazakhstan

September 30, 2013
Solutions & Infrastructure Services Limited, Gzira / Malta
Energie Electrique de Tahaddart S.A., Tanger / Morocco
Enterprise Networks Holdings B.V., Amsterdam / Netherlands
Infraspeed Maintainance B.V., Zoetermeer / Netherlands
Ural Locomotives Holding Besloten Vennootschap, The Hague / Netherlands
VOEST-ALPINE Technical Services Ltd., Abuja / Nigeria
Wirescan AS, Torp / Norway
Rousch (Pakistan) Power Ltd., Karachi / Pakistan
Windfarm Polska II Sp. z o.o., Koszalin / Poland
OOO Northern Capital Express, Moscow / Russian Federation
OOO Transconverter, Moscow / Russian Federation
OOO UniPower Transmission Solutions, Region Moskau Krasnogorsky District / Russian Federation
OOO VIS Automation mit Zusatz „Ein Gemeinschaftsunternehmen von VIS und Siemens“, Moscow / Russian Federation
ZAO Interautomatika, Moscow / Russian Federation
ZAO Nuclearcontrol, Moscow / Russian Federation
ZAO Systema-Service, St. Petersburg / Russian Federation
Impilo Consortium (Pty.) Ltd., La Lucia / South Africa
Merida Power, S.L., Madrid / Spain
Nertus Mantenimiento Ferroviario y Servicios S.A., Barcelona / Spain
Soleval Renovables S.L., Sevilla / Spain
Solucia Renovables 1, S.L., Lebrija (Sevilla) / Spain
Termica AFAP S.A., Villacanas / Spain
Certas AG, Zurich / Switzerland
Interessengemeinschaft TUS, Männedorf / Switzerland
Zentrum Oberengstringen AG, Oberengstringen / Switzerland

Americas (12 companies)
Cia Técnica de Engenheria Eletrica Sucursal Argentina VA TECH ARGENTINA S.A. Union transitoria de Empresas, Buenos Aires / Argentina
BritePointe, Inc., Dover, DE / USA
Brockton Power Company LLC, Boston, MA / USA
Brockton Power Holdings Inc., Boston, MA / USA
Brockton Power Properties, Inc., Boston, MA / USA
Cyclos Semiconductor, Inc., Dover, DE / USA
PhSiTh LLC, New Castle, DE / USA
Power Properties Inc., Boston, MA / USA
Rether networks, Inc., Berkeley, CA / USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, OK / USA
Treated Water Outsourcing, a Nalco/U.S. Filter Joint Venture, Naperville, IL / USA
Innovex Capital En Tecnologia, C.A., Caracas / Venezuela

Asia, Australia (21 companies)
Exemplar Health (NBH) Partnership, Melbourne / Australia
Exemplar Health (SCUH) Partnership, Sydney / Australia
ChinaInvent (Shanghai) Instrument Co., Ltd, Shanghai / China
FCE (Beijing) Heat Treatment Technology Co., Ltd., Beijing / China
GSP China Technology Co., Ltd., Beijing / China
ROSE Power Transmission Technology Co., Ltd, Anshan / China
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing / China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai / China
Shanghai Electric Wind Energy Co., Ltd., Shanghai / China
Siemens Traction Equipment Ltd., Zhuzhou, Zhuzhou / China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong / China

September 30, 2013
Bangalore International Airport Ltd., Bangalore / India
Transparent Energy Systems Private Limited, Pune / India
P.T. Jawa Power, Jakarta / Indonesia
PT Asia Care Indonesia, Jakarta / Indonesia
Kanto Hochouki Co., Ltd., Ibaragi / Japan
Kikoeno Soudanshitsu Co., Ltd., Tochigi / Japan
Koden Co., Ltd., Hiroshima / Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu / Japan
Power Automation Pte. Ltd., Singapore / Singapore
Modern Engineering and Consultants Co. Ltd., Bangkok / Thailand

Other investments

Germany (10 companies)
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft gemeinnützige GmbH (ATIW), Paderborn
BOMA Verwaltungsgesellschaft mbH & Co. KG, Grünwald
BSAV Kapitalbeteiligungen und Vermögensverwaltungs Management GmbH, Grünwald
Kyros Beteiligungsverwaltung GmbH, Grünwald
MAENA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
OSRAM Licht AG, Munich
Realtime Technology AG, Munich
Siemens Global Innovation Partners I GmbH & Co. KG, Munich
Siemens Pensionsfonds AG, Grünwald
SIM 9. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich

Europe, Commonwealth of Independent States (C.I.S.), Africa, Middle East (without Germany) (4 companies)
Atos S.A., Bezons Cedex / France
Siemens Benefits Scheme Limited, Frimley, Surrey / Great Britain
Medical Systems S.p.A., Genoa / Italy
Corporate XII S.A. (SICAV-FIS), Luxembourg / Luxembourg

Americas (4 companies)
Middle East Opportunities Fund SPC obo Solar Energy I Segregated Portfolio, George Town / Cayman Islands
Global Healthcare Exchange LLC, Wilmington, DE / USA
iBAHN Corporation, South Jordan, UT / USA
Longview Intermediate Holdings B, LLC, Wilmington, DE / USA